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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):          JULY 31, 2000
                                                     ________________________




                              DVI RECEIVABLES CORP.
             _____________________________________________________
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                                         333-68043                                      33-0608442
_______________________________                    ________________________                         _____________________
(State or other jurisdiction of                    (Commission File Number)                            (I.R.S. Employer
incorporation or organization)                                                                      Identification Number)

500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                                                                      18901
________________________________________                                                            _____________________
(Address of principal executive offices)                                                                  (Zip Code)
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Registrant's telephone number, including area code:  (215) 345-6600
                                                    ________________


      ____________________________________________________________________
         (Former name or former address, if changed since last report.)

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Item 7.      Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending July 31, 2000, payment date August 11, 2000


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       DVI Delaware Trust 1998-2
                                                       -------------------------
                                                              (Registrant)

                                                   By: DVI Receivables Corp.
                                                       Owner of Trust


Dated:     August 21, 2000                         By: /s/ Steven Garfinkel
                                                       -------------------------
                                                       Steven Garfinkel
                                                       Executive Vice President
                                                       and Chief Financial
                                                       Officer

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